Exhibit 10.2

SUBSCRIBER NAME: VIVEVE MEDICAL, INC. INVESTMENT AMOUNT: $ 2,500,000 MEMBERSHIP UNITS (@$[*****] per unit): [*****]

INCONTROL MEDICAL, LLC
MEMBERSHIP UNIT SUBSCRIPTION AGREEMENT

The undersigned subscriber named above (the “Subscriber”) desires to subscribe from InControl Medical, LLC, a Wisconsin limited liability company (the “Company”), the dollar amount and number of membership units in the Company (“Membership Units”), as identified above and on the signature page hereto.

1.     Subscription. Subject to the terms and conditions of this Subscription Agreement, the Subscriber hereby subscribes for the dollar amount and number of Membership Units set forth above and on the signature page hereto for a total investment amount as set forth above and on the signature page hereto (the “Purchase Price”).

2.     Acceptance of Subscription. The Subscriber acknowledges that the Company, in its sole discretion, has the right to accept or reject this subscription, in whole or in part, for any reason whatsoever and that this subscription shall be deemed to be accepted by the Company only when this Subscription Agreement is executed by the Company. The Subscriber acknowledges and agrees (i) that subscriptions need not be accepted in the order they are received and (ii) that Membership Units to be sold by the Company may be allocated, in the event of oversubscription, by the Company in its sole discretion.

3.     Understandings of the Subscriber. The Subscriber hereby represents and warrants to, and covenants with, the Company, its managers, officers, members, agents and affiliates, that the Subscriber is aware and understands that:

(a)     There are substantial risks incident to the purchase of the Membership Units. An investment in the Membership Units is inherently speculative in nature, and the Subscriber may suffer a complete loss of his/her/its investment, and the tax consequences to the Subscriber of an investment in the Membership Units will depend upon the Subscriber’s circumstances. Among other matters, the Company was only recently formed, has a limited financial and operating history, and has only recognized net losses to date.

(b)     The Membership Units have not been registered under the Securities Act of 1933, as amended (the “Federal Securities Act”), or any state’s securities act (collectively, the “State Securities Acts”), and are being offered for sale pursuant to applicable exemptions from registration. No federal or state agency or regulatory authority has made any finding or determination as to the fairness of the offering of the Membership Units for investment, or any recommendation or endorsement of the Membership Units.

(c)     The Subscriber may not sell, transfer or assign his/her/its Membership Units, or any portion thereof, without registration under the Federal Securities Act or the State Securities Acts or qualification or perfection of an applicable exemption therefrom. Furthermore, the Membership Units are subject to additional transfer restrictions as set forth in the Company’s Operating Agreement. In the event any or all of the Membership Units are transferred to other than a permitted transferee, the Membership Units shall automatically terminate.

(d)     Any illustrations or projections concerning the potential future financial performance of the Company which may have been prepared in connection with the Subscriber’s investment in the Company are only illustrations or projections, and there can be no assurance whatsoever that they will be actually realized. Any such illustrations or projections are subject to a variety of factors over which the Company has no control and which could materially and adversely affect any such illustrations or projections.

4.     Representations, Warranties and Covenants of the Subscriber. The Subscriber hereby represents and warrants to, and covenants with, the Company, its managers, officers, members, agents and affiliates as follows:

(a)     The Subscriber hereby expressly represents that he/she/it is an “Accredited Investor” within the meaning of Regulation D promulgated pursuant to the Federal Securities Act, because the Subscriber comes within the Category or Categories checked below (check each Category that applies):

❑ Category 1

The Subscriber is a natural person whose individual net worth, or joint net worth with his or her spouse, at the time of purchase of the securities offered by the Company, exceeds $1,000,000, excluding the value of the Subscriber’s primary residence and any mortgage or other indebtedness relating thereto which is secured by such residence up to the fair market value of such residence.

❑ Category 2

The Subscriber is a natural person who had an individual income in excess of $200,000 in each of the two most recent years, or a joint income with his or her spouse in excess of $300,000 in each of the two most recent years, and has a reasonable expectation of reaching the same income level in the current year.

❑ Category 3

The Subscriber is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring any securities offered by the Company, whose investments are directed by a sophisticated person as described in Rule 506(b)(2)(ii) under Regulation D under the Securities Act.

❑ Category 4	The Subscriber is a small business investment company (SBIC) licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

❑ Category 5

The Subscriber is a plan with total assets in excess of $5,000,000, established and maintained by a state, a political subdivision of a state, or an agency or instrumentality of a state or a political subdivision of a state for the benefit of its employees.

❑ Category 6	The Subscriber is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

❑ Category 7

The Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, limited liability company or a partnership, not formed for the specific purpose of acquiring any securities offered by the Company, with total assets in excess of $5,000,000.

❑ Category 8	The Subscriber is a director or executive officer of the Company.

❑ Category 9

The Subscriber is an entity in which all of the equity owners are accredited investor.  If Category 9 is checked, fill out the subscription page attached hereto (i) listing the name of each equity owner and (ii) indicating, separately for each equity owner, the Category or Categories (from Category 1 through Category 16) that apply to such equity owner.

❑ Category 10

The Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which investment decisions are made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser.

❑ Category 11	The Subscriber is an employee benefit plan within the meaning of ERISA having total assets in excess of $5,000,000.

❑ Category 12

The Subscriber is an employee benefit plan within the meaning of ERISA that is a self-directed plan with investment decisions made solely by persons that are accredited investors. If Category 12 is checked, fill out the Category 12 Schedule attached hereto (i) listing the name of each person making investment decisions and (ii) indicating, separately for each person making investment decisions, the Category or Categories (from Category 1 through 16) that apply to such person.

❑ Category 13

The Subscriber is a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in an individual or fiduciary capacity.

❑ Category 14	The Subscriber is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

❑ Category 15	The Subscriber is an insurance company as defined in Section 2(13) of the Securities Act.

❑ Category 16

The Subscriber is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or a business development company as defined in Section 2(a)(48) of the Investment Company Act. If the Subscriber is a trust, then, either the trustee must fall within Category 13 or the trust must fall within Category 3 or 7.

(b)     The Subscriber hereby acknowledges that he/she/it has received all information that the Subscriber considers relevant to an investment in the Company. The Subscriber has had a full opportunity to ask questions of, and receive answers from, the Company or any person or persons acting on behalf of the Company concerning the terms and conditions of an investment in the Company.

(c)     The Subscriber (i) is acquiring the Membership Units solely for his/her/its own account, and not for or on behalf of other persons; (ii) is acquiring such Membership Units for investment purposes only, and not for resale or distribution; and (iii) has no contract, agreement, undertaking or arrangement, and no intention to enter into any contract, agreement, undertaking or arrangement to sell, transfer or pledge such Membership Units or any part thereof.

(d)     Subscriber hereby expressly represents that he/she/it (i) has adequate means of providing for his/her/its current financial needs, including possible future financial contingencies; and (ii) anticipates no need in the foreseeable future to sell the Membership Units for which the Subscriber hereby subscribes. The Subscriber is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, is able to hold the Subscriber’s Membership Units for an indefinite period of time and has a sufficient net worth to sustain a loss of his/her/its entire investment in the Membership Units.

(e)     The Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Membership Units.

(f)     The Subscriber, if a natural person, is over 21 years of age, a citizen of the United States and legally competent to execute this Subscription Agreement and the Company’s Operating Agreement and to make the representations, warranties and covenants contained herein and therein. If the Subscriber is a corporation, partnership, trust or other organization (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed and all other jurisdictions where such qualification is necessary in light of the Subscriber’s activities; (ii) it has all the requisite power and authority to invest in the Membership Units as provided herein and execute and deliver the Company’s Operating Agreement and this Subscription Agreement; (iii) such investment and execution will not result in any violation of or conflict with any term of the organizational documents of the Subscriber or any law or regulation applicable to it; (iv) such investment and execution have been duly authorized by all necessary action on behalf of the Subscriber; (v) this Subscription Agreement and the Company’s Operating Agreement have, pursuant to proper authority, been duly executed and delivered on behalf of the Subscriber and constitute legal, valid and binding agreements of the Subscriber, enforceable against the Subscriber in accordance with their terms; and (vi) the Subscriber has not been organized or reorganized for the specific purpose, or for the purpose among other purposes, of acquiring the Membership Units.

(g)     All information which the Subscriber has provided to the Company concerning himself, herself or itself, its, his or her financial position and its, his or her knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity or organization, the knowledge of financial and business matters of the person making the investment decision on behalf of such entity or organization, is correct and complete as of the date set forth at the end hereof and may be relied upon, and if there should be any material adverse change in such information prior to this subscription being accepted, the Subscriber will immediately provide the Company with such information.

5.     Indemnification. The Subscriber acknowledges that the Subscriber understands the meaning and legal consequences of the representations, warranties, covenants, agreements and restrictions contained in this Subscription Agreement and the Company’s Operating Agreement and that the truth of these representations, warranties, covenants, agreements and restrictions will be relied upon by the Company, its managers, officers, members, agents and affiliates in accepting the Subscriber as a member of the Company. With regard to the representations, warranties, covenants, agreements and restrictions contained in this Subscription Agreement and the Company’s Operating Agreement, the Subscriber hereby agrees to indemnify and hold harmless the Company, its managers, officers, members, agents and affiliates (collectively, the “Indemnified Parties”), from and against any and all loss, damage or liability, together with all costs and expenses including attorneys’ fees and disbursements, which any of the Indemnified Parties may incur by reason of any breach thereof by the Subscriber and any false, misleading or inaccurate information contained therein.

6.     Survival. All representations, warranties, covenants, agreements and restrictions contained in this Subscription Agreement and the Company’s Operating Agreement and the indemnification contained in Section 5 shall survive the acceptance of this subscription and the dissolution of the Company.

7.     Additional Information. The Subscriber covenants and agrees to promptly furnish to the Company any and all information concerning the Subscriber and his/her/its investment in the Company that the Company may from time to time request for the purpose of complying with any federal, state, local or foreign law, statute, rule, regulation or governmental or regulatory requirement, and the Subscriber warrants and represents that, at the time any such information is furnished to the Company, such information shall be accurate and complete.

8.       Binding Effect. This Subscription Agreement and the Company’s Operating Agreement shall be binding upon and inure to the benefit of the Company and its successors and shall not be assignable by it without the prior written consent of the Subscriber. This Subscription Agreement and the Company’s Operating Agreement, upon acceptance by the Company shall, where applicable, be binding upon the Subscriber and the Subscriber’s successors and assigns.

9.        Miscellaneous.

(a)     All notices or other communications given or made hereunder shall be in writing to the Subscriber at the address set forth on the signature page hereto and to the Company at c/o Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, WI 53202, Attn: Steven R. Barth.

(b)     This Subscription Agreement shall be construed in accordance with and governed by the laws of Wisconsin.

(c)     This Subscription Agreement, together with the Company’s Operating Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the party to be charged.

(d)     Any masculine personal pronoun shall be considered to mean the corresponding feminine or neuter personal pronoun, as the context requires.

10.     Acknowledgement and Consent for Member also Acting as Legal Counsel. The Subscriber is aware that Steven R. Barth, a partner in Foley & Lardner LLP, which firm is legal counsel to the Company, is the principal legal counsel to the Company and is also a member in the Company. Similarly, the Subscriber is aware that Foley Ventures, LLC, Foley Ventures II LLC and Foley Ventures III LLC, all investment partnerships comprised of partners in Foley & Lardner LLP (collectively, “Foley Ventures”), and other partners in Foley & Lardner, LLP are also members in the Company. Additionally, the Subscriber is aware that Mr. Barth, Foley Ventures and/or other partners in Foley & Lardner, LLP may be investing in the Company in this Round O capital raise on the same terms and conditions as other investors. The Subscriber acknowledges that he/she/it has had an opportunity to consult with his/her/its own legal counsel regarding Mr. Barth’s, Foley Ventures’ and/or other Foley & Lardner LLP partners’ direct or indirect personal interest in the Company and that he/she/it has determined that the terms and conditions of such investment are on the same terms as the investment by the other investors in the Company and that such terms and conditions are fair and reasonable to the Company and to the other members, including the Subscriber. Moreover, the Subscriber understands that the potential for a conflict of interest exists between Mr. Barth’s, Foley Ventures’ and other Foley & Lardner LLP partners’ personal investment interest in the Company and his/its/their actions, judgment and advice as legal counsel to the Company. Nevertheless, and fully understanding such potential conflicts, the Subscriber hereby consents and agrees to such dual relationships and waives any claim for any actual or potential breach of ethical obligations or professional responsibility to the Company and/or its members by Mr. Barth, Foley Ventures and/or other Foley & Lardner LLP partners with respect to such dual relationships. The Subscriber further acknowledges that, in the event there is a dispute between the Company and any of its members in the future, the personal financial interest of Mr. Barth, Foley Ventures and/or other Foley & Lardner LLP partners in his/its/their capacity as a member and investor in the Company in any such dispute and/or the possibility of Mr. Barth, Foley Ventures and/or other Foley & Lardner LLP partners being called as a witness in his/its/their capacity as a member and investor in the Company may preclude Foley & Lardner LLP and/or Mr. Barth from representing the Company in such dispute.

[Signature Page to the Subscription Agreement Follows]

incontrol medical, llc

SIGNATURE PAGE TO MEMBERSHIP UNIT SUBSCRIPTION AGREEMENT

Date:	August 1, 2017

$2,500,000	Total Purchase Price
[*****]	Total Membership Units (Total Purchase Price divided by $[*****] per Unit purchase price)

Type of Ownership:

❑	Individual
❑	Joint Tenants with Right of Survivorship
❑	Tenants in Common (if this option is chosen, specify percentage of ownership for each owner).

%		%
	Print Name		Print Name
❑	Trust
☒	Other Corporation

NAME(S) IN WHICH MEMBERSHIP UNITS AND WARRANT ARE TO BE REGISTERED:

VIVEVE MEDICAL, INC.
(Please clearly print on the line above, the name(s) in which this investment should be registered)

By: Scott Durbin (Please Print)

Signature:	/s/ Scott Durbin

Soc. Sec. No or Tax ID:

Mailing Address:                150 Commercial Street

Sunnyvale, CA 94086

___________________

Tel. No.:      (___) ___-________

Fax. No.:     (___) ___-________

Email:          ________________